NEWS RELEASE ©2023 U. S. Steel. All Rights Reserved www.ussteel.com CONTACTS: Arista E. Joyner Manager Financial Communications T – (412) 433-3994 E – aejoyner@uss.com Kevin Lewis Vice President Finance T – (412) 433-6935 E – klewis@uss.com FOR IMMEDIATE RELEASE United States Steel Corporation Provides Second Quarter 2023 Guidance PITTSBURGH, June 19, 2023 – United States Steel Corporation (NYSE: X) today provided second quarter 2023 adjusted net earnings per diluted share guidance of $1.81 to $1.86. Second quarter 2023 adjusted EBITDA is expected to be approximately $775 million. Commenting on second quarter guidance, President and Chief Executive Officer David B. Burritt said, “We expect to deliver another strong quarter of safety, operational and financial performance driven by our continued focus on strategic markets and building a more resilient business model. Adjusted EBITDA guidance of $775 million reflects the benefits of our diverse order book, the realization of higher selling prices and management actions that continue to improve operational metrics and cost performance throughout our segments. Our expected second quarter performance supports a forecasted quarter-ending cash position of approximately $3 billion and $75 million of share repurchases in the quarter.” Burritt concluded, “We continue to execute our strategy from a position of strength as our Best for All® strategic investments remain on-time and on-budget. Our next critical strategic milestone is the start- up of the non-grain oriented (NGO) electrical steel line at Big River Steel in the third quarter of this year. Once on-line, the NGO electrical steel line is expected to strengthen domestic supply chains and bring advanced manufacturing back to our shores as we serve our automotive customers with state-of-the-art electrical steel that is sustainable and exclusive to U. S. Steel.”

©2023 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Stockholder Returns Update The Company expects to complete approximately $75 million of repurchases of common stock in the second quarter under its existing $500 million stock buyback authorization. By quarter end, the Company expects to have repurchased approximately 17% of its diluted shares outstanding since the beginning of December 2021, which equates to over $1.1 billion returned directly to stockholders. Second Quarter Adjusted EBITDA Commentary The Flat-Rolled segment’s adjusted EBITDA is expected to be higher than the first quarter. The segment’s diverse end-market exposure and growth in strategic markets has helped to balance the order book despite shifting market dynamics throughout the quarter. Also, increased realization of higher steel prices in the segment’s average selling price and the absence of first quarter seasonal mining operation headwinds are expected to meaningfully contribute to higher sequential EBITDA. The Mini Mill segment's adjusted EBITDA is expected to be higher than the first quarter. The segment is expected to benefit from higher average selling prices as strong steel prices from the first half of the year are increasingly reflected in the segment’s results. The European segment is expected to return to positive adjusted EBITDA. The realization of commercial tailwinds in the second quarter, lower energy costs and increased efficiencies from running all three blast furnaces should each contribute to higher sequential adjusted EBITDA. The Tubular segment’s adjusted EBITDA is expected to remain strong but lower than the first quarter. Lower spot average selling prices and continued high import levels are moderating the segment's performance after 10 consecutive quarters of increased EBITDA. Our value-added product mix, exposure to more resilient basins and cost-effective electric arc furnace in Fairfield, Alabama continue to support strong results in the segment.

©2023 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Cautionary Note Regarding Forward-Looking Statements This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” "plan," "goal," "future," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities and operating capabilities, the timing, size and form of share repurchase transactions, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in the global economic environment, including supply and demand conditions, inflation, interest rates, supply chain disruptions and changes in prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions reduction goals, statements regarding existing or new regulations and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in “Item 1A Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and those described from time to time in our future reports filed with the Securities and Exchange Commission.

©2023 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com References to "U. S. Steel," "the Company," "we," "us," and "our" refer to United States Steel Corporation and its consolidated subsidiaries, and references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context. UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED EBITDA GUIDANCE (Dollars in millions) Reconciliation to Projected Adjusted EBITDA Included in Guidance Q2 2023 Projected net earnings attributable to United States Steel Corporation included in guidance $ 455 Estimated income tax provision 135 Estimated net interest and other financial costs (income) (50) Estimated depreciation, depletion, and amortization 220 Projected EBITDA included in guidance $ 760 Estimated adjustments 15 Projected adjusted EBITDA included in guidance $ 775 UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED NET EARNINGS GUIDANCE (Dollars in millions, except per share amounts) Reconciliation to Projected Adjusted Net Earnings Attributable to U. S. Steel Included in Guidance Q2 2023 Projected net earnings attributable to United States Steel Corporation included in guidance $ 455 Estimated adjustments 10 Projected adjusted net earnings attributable to United States Steel Corporation included in guidance $ 465 Reconciliation to Projected Adjusted Net Earnings Per Diluted Share Included in Guidance Q2 2023 Projected net earnings per diluted share included in guidance (mid-point of guidance) $ 1.80 Estimated adjustments 0.04 Projected adjusted net earnings per diluted share included in guidance (mid-point of guidance) $ 1.84 Note: Excludes the impact of the Company's quarterly adjustment related to the surplus VEBA assets. See Note 18 in the Company's Annual Report on Form 10-K for the year ended December 31, 2022 for an explanation of the surplus VEBA assets. This item will not impact adjusted EBITDA, adjusted net earnings or adjusted net earnings per diluted share.

©2023 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Note Regarding Non-GAAP Financial Measures We present adjusted net earnings, adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA are non-GAAP measures that exclude certain charges that are not part of the Company’s core operations such as restructuring or asset impairments (Adjustment Items). We present adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity and believes these measures are useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and are not necessarily comparable to similarly titled measures used by other companies. ###

©2023 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com 2023-019 Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the company’s customer-centric Best for All® strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value- added steel products such as U. S. Steel’s proprietary XG3® advanced high-strength steel. The company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 22.4 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world- class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.